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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 25, 2003

                                PERCEPTRON, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-20206                                           38-2381442
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(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

               47827 HALYARD DRIVE, PLYMOUTH, MICHIGAN 48170-2461
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (734) 414-6100
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On February 25, 2003, Perceptron announced that the French arbitrator appointed by the International Chamber of Commerce International Court of Arbitration to hear the arbitration between Perceptron, Inc.'s wholly-owned subsidiary, Perceptron B.V., and Speroni S.p.A., as described in the Company's Form 10-K for the year ended June 30, 2002 under Item 3, awarded damages in the amount of $2.36 million to Speroni and against Perceptron B.V.. Attached hereto and incorporated by reference is the press release relating to such announcement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERCEPTRON, INC.
                                            (Registrant)

Date:  February 25, 2003                    /s/ John J. Garber
                                            -----------------------------------
                                            By:  John J. Garber
                                            Title: Vice President,
                                                   Chief Financial Officer,
                                                   Treasurer and
                                                   Assistant Secretary


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                                  EXHIBIT INDEX

Exhibit
Number           Description
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99.1             Press Release dated February 25, 2003